SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

3260 Whipple Road, Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), in connection with the matters described herein.

Item 2.02. Results of Operations and Financial Condition.

     On May 10, 2005, the Company announced via conference call its results for the quarter ended March 31, 2005. A copy of the transcript of the Company’s conference call is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Transcript of conference call furnished by Questcor Pharmaceuticals, Inc. dated May 10, 2005, relating to the Company’s results for the quarter ended March 31, 2005, referred to in Item 2.02 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ JAMES L. FARES

James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call furnished by Questcor Pharmaceuticals, Inc. dated May 10, 2005, relating to the Company’s results for the quarter ended March 31, 2005.